UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	July 19, 2006

DORATO RESOURCES INC.
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
201B, 83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01  Other Events.

The annual meeting of shareholders of the Registrant has been adjourned to Wednesday, August 9th, 2005 in order to allow sufficient time for a notice and information with related proxy to be sent to shareholders regarding a motion to continue the incorporation of the Company into British Columbia with the adoption of a new form of Articles and concurrently dissolve the incorporation in Wyoming.

The Notice and Proxy were mailed to shareholders as of July 19th, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

Notice of Continued Meeting of Shareholders and related Proxy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORATO RESOURCES INC.

Date :

July 21st, 2006

By :

/s/  Anton J. Drescher

Anton J. Drescher,

President

DORATO RESOURCES INC.

#507, 837 West Hastings Street

Vancouver, BC, V6C 3N6

NOTICE OF CONTINUATION OF THE ANNUAL MEETING

ORIGINALLY CONVENED ON JULY 17, 2006,

ADJOURNED AND TO BE RECONVENED ON AUGUST 9, 2006.

The 2006 annual meeting (the "Meeting") of the shareholders of Dorato Resources Inc. ("the Company") was adjourned following consideration and approval of the business described in the Proxy Statement dated June 19th, 2006, which was issued and mailed in connection with the Meeting, and will be reconvened at 8:00 a.m., Pacific Time, on Wednesday August 9th, 2006 at Suite 507, 837 West Hastings Street, Vancouver, British Columbia, for the following purposes:

1.

To approve a resolution, that:

()

pursuant to Section 302(1) of the Business Corporations Act (British Columbia) the directors be authorized, at the discretion of the Board of Directors, to apply for a continuation of the Company’s incorporation into British Columbia;

(b)

concurrently with the continuation into British Columbia, the directors be authorized, at the discretion of the Board of Directors, to apply for a dissolution of the Company in Wyoming under Section 17-16-1402 of the Wyoming Business Corporation Act;

()

a new form of Articles be adopted; and

()

any one of the directors of the Company be authorized and directed to sign and execute all documents, instruments, deeds and documents necessary or desirable to carry out the foregoing.

2.

To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on June 12th, 2006 may vote at the annual meeting, as adjourned from July 17th to August 9th, 2006 (the “Reconvened Meeting”).

If you are unable to attend the Reconvened Meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Reconvened Meeting.

See the attached addendum for additional information relating to the matters to be dealt with at the Reconvened Meeting, which information is incorporated by reference into and deemed to form part of this Notice.

IF YOU PLAN TO ATTEND THE RECONVENED MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE RECONVENED MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

July 17th, 2006

Anton J. Drescher,

President

Please complete, date and sign the enclosed Proxy and return it promptly in the envelope provided, whether or not you plan to attend the Reconvened Meeting.  If you attend the Reconvened Meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

DORATO RESOURCES INC.

#507, 837 West Hastings Street

Vancouver, BC, V6C 3N6

ADDENDUM TO

NOTICE OF CONTINUATION OF THE ANNUAL MEETING

TO BE RECONVENED ON AUGUST 9, 2006.

This is an Addendum to the Notice of Continuation of the Annual meeting to be reconvened on August 9th, 2006, and is furnished in connection with the solicitation of proxies by the management of Dorato Resources Inc. (the “Company”) for use at the annual general meeting (the “Meeting”) of its shareholders as adjourned July 17th, 2006 at 8:00 a.m. and reconvened for continuation on Wednesday, August 9th, 2006 in order to consider additional business.

This information is being furnished in connection with the solicitation of proxies by management of the Company for use at the continuation of the Meeting, which will be reconvened at 8:00 a.m. on August 9th, 2006 at Suite 507, 837 West Hastings Street, Vancouver, British Columbia.  The information set forth in the Proxy Statement dated June 19th, 2006 is incorporated herein by reference.

The business to be considered and voted on at the reconvened Meeting is set forth below.

Continuance of Incorporation into British Columbia

The shareholders will be asked to approve a resolution to continue the incorporation of the Company from the State of Wyoming to the Province of British Columbia, the text of which resolution, in substantially the form set forth below, will be presented to the shareholders, subject to such changes not affecting the general intent of the said resolution, as may be required by the regulatory authorities:

"BE IT RESOLVED that:

()

pursuant to Section 302(1) of the Business Corporations Act (British Columbia) the directors be authorized, at the discretion of the Board of Directors, to apply for a continuation of the Company’s incorporation into British Columbia;

(b)

concurrently with the continuation into British Columbia, the directors be authorized, at the discretion of the Board of Directors, to apply for a dissolution of the Company in Wyoming under Section 17-16-1402 of the Wyoming Business Corporation Act;

()

a new form of Articles be adopted; and

()

any one of the directors of the Company be authorized and directed to sign and execute all documents, instruments, deeds and documents necessary or desirable to carry out the foregoing.”

A copy of the proposed Articles shall be available at the meeting and/or may be requested by email, fax or mail by contacting the Company at the above address or by telephone at (604) 685-1017.

This resolution must be passed by a majority of all the votes entitled to be cast on the proposal.  Unless otherwise directed it is the intention of management to vote shares represented by proxies in the accompanying form of proxy in favour of the above resolutions.

Tax Consequences to the Company of Continuation to British Columbia

For Canadian income tax purposes, the Company will be deemed to have disposed of its assets at the time of continuance of the Company from Wyoming to British Columbia, for proceeds of disposition equal to the fair market value of the assets at that time.  The Company will recognize income equal to the difference between the tax base of its assets and their fair market value at that time.  The assets will be deemed to have been re-acquired by the continued company at a "stepped-up" cost equal to their fair market value at the time of continuance.  Management is of the view that there will be no material change in the value of those assets between the date they are acquired and the date upon which the continuance takes place.  As a consequence, the Company will likely not be recognizing any gain on the deemed disposition at the time of continuance.

This Notice and Addendum are accompanied by a form of proxy for use at the reconvened Meeting.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

July 17th, 2006

Anton J. Drescher,

President

Proxy

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

DORATO RESOURCES INC.

ORIGINALLY CONVENED ON JULY 17, 2006 AND ADJOURNED ON THAT DATE TO BE RECONVENED AT #507, 837 WEST HASTINGS STREET, VANCOUVER, BC ON WEDNESDAY, AUGUST 9, 2006, AT 8:00 A.M.

I/We being holder(s) of the Company hereby appoint:

Anton J. Drescher, a Director of the Company, or failing this person, Gerhard J. Drescher, a Director of the Company, or in the place of the foregoing,

(print the name)

          ,

as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

SECURITYHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED ABOVE.

Resolutions

(For full details of each resolution, please see the enclosed Notice of Meeting)

	For	Against	Withhold

 1.

To approve a resolution to (a) continue the incorporation into British Columbia; (b) concurrently dissolve the company in Wyoming; (c) adopt a new form of Articles; and (d) authorize any one director to sign and execute all documents, instruments, deeds and documents necessary or desirable to carry out the foregoing.

N/A
2. To transaction such other business as may come before the Reconvened Meeting.			N/A

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the holder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Pacific Corporate Trust Company.

4.

A holder who wishes to attend the Meeting and vote on the resolutions in person may simply register with the scrutineer before the Meeting begins.

1.

A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

  appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the holder had specified an affirmative vote; OR

(b)

  appoint another proxyholder, who need not be a holder of the Company, to vote according to the holder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any poll of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

2.

If a holder has submitted an Instrument of Proxy, the holder may still attend the Meeting and may vote in person.  To do so, the holder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, the prior votes.

3.

To be represented at the Meeting, proxies must be submitted no later than twenty-four hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at http://webvote.pctc.com.  To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at 1-888-Tel-Vote (1-888-835-8683).  Please have this proxy in hand when you call.  A proxyholder that is not a management proxyholder cannot be appointed by telephone.

RETURN YOUR PROXY BY MAIL OR FAX to PACIFIC CORPORATE TRUST COMPANY

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9.  Fax number 604-689-8144.OUR PROXY BY

Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual.  Do not mail the printed proxy or VIF if you have voted by the internet or telephone.